UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2012

SMTC Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

635 Hood Road Markham, Ontario, Canada	L3R 4N6
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (905) 479-1810

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 28, 2012, SMTC Corporation (the "Company") agreed to acquire certain assets of Seksun Array Electronics (Suzhou) Co. Ltd. ("Seksun"), a privately held electronics manufacturing services provider, with operations in Suzhou, China. Seksun provides printed circuit board assembly and full "box build" systems integration services, focused on low volume, high mix business for the industrial, commercial and medical sectors.

A copy of the press release issued on September 28, 2012 announcing the agreement by the Company to acquire the assets is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Title

99.1	Press Release of SMTC Corporation dated September 28, 2012

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTC Corporation (Registrant)
September 28, 2012 (Date)	/s/ ALEX WALKER Alex Walker Co-President, Co-Chief Executive Officer